Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
SECTION 1350, AS ENACTED PURSUANT TO THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of SureQuest Systems, Inc. and Subsidiaries (the “Company”) Annual Report on Form 10-KSB for the year ending December 31, 2003 with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stanley Janczyk, Principal Accountant of the company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,

/s/ Stanley Janczyk
Stanley Janczyk
Principal Accountant
April 14, 2004